UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2021

Impinj, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37824	91-2041398
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

400 Fairview Avenue North, Suite 1200

Seattle, Washington 98109

(Address of Principal Executive Offices, and Zip Code)

(206) 517-5300

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	PI	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On June 11, 2021, Impinj, Inc. filed a Current Report on Form 8-K (the “Original Report”) to report the voting results from its 2021 annual meeting of stockholders. This Current Report on Form 8-K/A is being filed to correct an error in the presentation of the results for the stockholder proposal considered at the meeting. For convenience of the reader, this filing restates the entire contents of the Original Report, with the only modification being the inclusion of the correct voting result on the shareholder proposal.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Impinj, Inc.’s (the “Company”) 2021 annual meeting of stockholders (the “Annual Meeting”) was held on June 10, 2021. At the Annual Meeting, 19,577,711 shares of the Company’s common stock, or approximately 81.37% of the 24,059,012 shares entitled to vote, were present in person or by proxy and voted on the following three proposals, each of which is described in more detail in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 29, 2021.

1.

The stockholders elected as directors the three individuals listed below to serve until the Company’s 2022 annual meeting of stockholders, or until their successors are duly elected and qualified. The voting results were as follows:

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
Daniel Gibson	10,711,646	5,099,934	654,263	3,111,868
Umesh Padval	16,385,792	71,653	8,398	3,111,868
Steve Sanghi	16,405,945	51,395	8,503	3,111,868

2.

The stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
19,344,562	51,214	181,935	—

3.	The stockholders approved the stockholder proposal regarding proxy access. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
9,648,915	1,890,507	4,926,421	3,111,868

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Impinj, Inc.

Date: July 16, 2021	By:	/s/ Chris Diorio
Chris Diorio
Chief Executive Officer